                                    FORM 8-K




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report: May 9, 2003 Commission File Number 0-4539


                             TRANS-INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)



              Delaware                              13-2598139
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification Number)

   2637 S. Adams Road, Rochester Hills, MI                48309
  (Address of principal executive offices)              (Zip Code)


                                 (248) 852-1990
              (Registrant's telephone number, including area code)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

C.    Exhibits.

      No.     Description
     -----    -------------

      99.1    Press Release dated May 9, 2003

Item 9.       Regulation FD Disclosure

      The following information required to be disclosed pursuant to Item 12 "Results of Operation and Financial Condition" is being furnished under Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operation and Financial Condition" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

      On May 9, 2003, Trans-Industries, Inc. issued a press release announcing its financial results for the first quarter ending March 31, 2003. Attached hereto and incorporated by reference is the press release relating to such announcement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Trans-Industries, Inc.
                                              (Registrant)

May 9, 2003                                 /s/  Kai Kosanke
                                              ------------------
                                              Kai Kosanke
                                              Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number                     Description
-------                    ------------

99.1                       Press release dated May 9, 2003.